UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2010
FREIGHTCAR AMERICA, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51237 (Commission File Number)	25-1837219 (IRS Employer Identification Number)

Two North Riverside Plaza, Suite 1250
Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
(800) 458-2235
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01	Other Events.
On January 6, 2010, FreightCar America, Inc. (the “Company”) announced that Michael D. MacMahon has been appointed as Vice President, Business Development and Strategy. Mr. MacMahon will serve as a key member of FreightCar America’s leadership team and continue to be based at the Company’s Johnstown, PA location. He succeeds Charles Magolske, who left the position in December 2009 to pursue opportunities outside of the Company.
A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 99.1	Press release of FreightCar America, Inc., dated January 6, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FreightCar America, Inc.
Date: January 07, 2010	By:	/s/ Christopher L. Nagel
		Name:	Christopher L. Nagel
		Title:	Vice President, Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press release of FreightCar America, Inc., dated January 06, 2010.

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